                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                February 17, 1998

                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
               (Exact name of registrant as specified in charter)

           Delaware                   333-22327                 75-2655744
       (State or other            (Commission File            (IRS Employer
jurisdiction of incorporation)         Number)           Identification Number)

             225 E. John Carpenter Freeway, Irving Texas 75062-2731
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (972) 506-5026
 Not Applicable (Former name or former address, if changed since last report.)

Item 5.  Other Events

     This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending January 31, 1998.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.

19.1     Certificateholders Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     NATIONSCREDIT GRANTOR TRUST 1996 - 1 (Registrant)

     By:   NationsCredit Commercial Corporation of America,
           as Servicer of NationsCredit Grantor Trust 1996-1

     Date: February 25, 1998

     By:    /s/ LAWRENCE ANGELILLI
     Name:  Lawrence Angelilli
     Title: Vice President

                                  EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION
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   19.1                  Certificateholders Statements